UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2023

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Executive Office Address and Telephone Number	State of Incorporation	IRS Employer Identification No.
001-33401	Cinemark Holdings, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Delaware	20-5490327

033-47040	Cinemark USA, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Texas	75-2206284
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading symbol(s)	Name of each exchange on which registered
Cinemark Holdings, Inc.	Common Stock, par value $0.001 per share	CNK	NYSE
Cinemark USA, Inc.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On March 30, 2023, Cinemark USA, Inc. (“Cinemark USA”), a wholly-owned subsidiary of Cinemark Holdings, Inc. (“Cinemark Holdings,” “we,” “us” and “our”), sent a notice of optional redemption (the “Redemption Notice”) to Computershare Trust Services, N.A. (successor to Wells Fargo Bank, N.A.), a national banking association, as trustee (the “Trustee”), electing to effect an optional redemption on May 1, 2023 (the “Redemption Date”), of $100,000,000 in aggregate principal amount of Cinemark USA’s outstanding 8.750% Senior Secured Notes due 2025 (144A CUSIP No. 172441BC0; Reg S CUSIP No. U17176 AJ4) (the “8.750% Notes” and, such 8.750% Notes to be redeemed, the “Specified Notes”), at a cash redemption price equal to 102.188% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the Redemption Date (the “Redemption Price”). Following the redemption, $150,000,000 in aggregate principal amount of 8.750% Notes will remain outstanding.
On and after the Redemption Date, interest on the Specified Notes will cease to accrue in accordance with the indenture governing the 8.750% Notes, unless Cinemark USA defaults in paying the Redemption Price, and the only remaining right of Holders of the Specified Notes will be to receive payment of the Redemption Price.
This Current Report on Form
8-K
does not constitute a redemption notice and is qualified in its entirety by reference to the Redemption Notice.
The information described in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by Cinemark Holdings under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.
Forward-looking Statements
This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and speak only as of the date hereof. These forward-looking statements are based on information currently available as well as management’s assumptions and beliefs today. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the statements, and investors should not place undue reliance on them. Risks and uncertainties that could cause actual results to differ materially from such statements include future revenues, expenses and profitability, currency exchange rate and inflationary impacts, the future development and expected growth of our business, projected capital expenditures, access to capital resources, attendance at movies generally or in any of the markets in which we operate, the number and diversity of popular movies released, the length of exclusive theatrical release windows, and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors, alternative forms of entertainment and content delivery via streaming and other formats, determinations in lawsuits in which we are a party, and the impact of the
COVID-19
pandemic on us and the motion picture exhibition industry. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in Cinemark Holdings’s Annual Report on Form
10-K
filed February 24, 2023 and Cinemark USA’s Annual Report on Form
10-K
filed February 24, 2023. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
CINEMARK USA, INC.

Date: March 30, 2023	By:	/s/ Michael D. Cavalier
		Name:	Michael D. Cavalier
		Title:	Executive Vice President - General Counsel and
Business Affairs & Secretary